THE MULTI-STRATEGY GROWTH & INCOME FUND (the “Fund”)

Supplement dated July 25, 2012

to the Prospectus dated March 15, 2012

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On the front cover page of the prospectus, third paragraph, please delete the sentence:

“The Fund does not maintain a website due to cost.”

and replace it with the sentence:

“Such information also is available on the Fund’s website at www.growthandincomefund.com.”

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On July 25, 2012, the Board of Trustees of The Multi-Strategy Growth & Income Fund, voted to lower the dealer reallowance on all amounts invested.

The following table will replace in its entirety the table on page 38 of the prospectus under “Purchase Terms.”

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	5.50%	5.82%	5.15%
$100,000 to $299,999	4.50%	4.71%	4.15%
$300,000 to $749,999	3.50%	3.63%	3.15%
$750,000 to $999,999	2.50%	2.56%	2.15%
$1,000,000 and above	None	None	None

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated March 15, 2012, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-601-3841.  The Prospectus may be obtained by visiting the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  You should retain this Supplement for future reference.